Exhibit 10

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated and effective as of August 6, 2019, by and among PANHANDLE OIL AND GAS INC., formerly named Panhandle Royalty Company, an Oklahoma corporation (referred to herein as the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), MIDFIRST BANK, a federally chartered savings association, as Documentation Agent, and BOKF, NA dba Bank of Oklahoma, as Administrative Agent and L/C Issuer.

W I TN E S S E T H:

WHEREAS, Borrower, Administrative Agent, Documentation Agent, and Lenders entered into that certain Amended and Restated Credit Agreement dated as of November 25, 2013 as modified by (i) letter amendment dated as of March 5, 2014, (ii) Second Amendment to Amended and Restated Credit Agreement dated as of June 17, 2014, (iii) Third Amendment to Amended and Restated Credit Agreement dated as of December 8, 2016, (iv) Fourth Amendment to Amended and Restated Credit Agreement dated as of October 25, 2017, and (v) Fifth Amendment to Amended and Restated Credit Agreement dated as of July 2, 2018 (the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders made loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Existing Credit Agreement for the sixth time to modify same in accordance herewith;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans and other extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1 Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Sixth Amendment to Amended and Restated Credit Agreement.

Sixth Amendment to Amended and Restated

Credit Agreement

“Amendment Documents” means this Amendment and all other Loan Documents executed and delivered in connection herewith including but not limited to notes and mortgages covering such of Borrower’s oil and gas properties as deemed necessary by Administrative Agent in its sole discretion. All of the Amendment Documents shall be deemed to constitute Loan Documents.

“Credit Agreement” (or “this Agreement” wherever referred to within the Existing Credit Agreement) means the Existing Credit Agreement as amended by the Amendment, and as the same may hereafter be further amended, restated, modified and/or otherwise supplemented from time to time.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 2.1 Borrowing Base Notification.  From the date of this Sixth Amendment to, but excluding, the next redetermination of the Borrowing Base, as set forth in the Existing Credit Agreement, as amended hereby, the Borrowing Base shall be Seventy Million and No/100ths Dollars ($70,000,000.00). Borrower and Lenders hereby agree that this provision satisfies all notification requirements as set forth in the Credit Agreement.

Section 2.2Amendment and Restatement of Section 2.1. Section 2.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“2.1 Revolving Line of Credit Commitment.  Subject to the terms and conditions set forth herein, each Lender severally agrees to lend to Borrower, through one or more Loans, its Commitment Percentage of the lesser of (x) such Lender’s Committed Sum under the Revolver Facility, or (y) the Borrowing Base; provided, however, that (i) each Loan must occur on a Business Day and no later than the Business Day immediately preceding the Maturity Date; and (ii) on any date of determination, after giving effect to the requested Loan, (A) the Commitment Usage may not exceed the Revolving Commitment then in effect, (B) the Commitment Usage may not exceed the Available Commitment then in effect, and (C) for any Lender, its Commitment Percentage of the Commitment Usage may not exceed the lesser of (x) such Lender’s Committed Sum under the Revolver Facility, or (y) the Borrowing Base.  Revolver Loans may be repaid or re borrowed from time to time in accordance with the terms and provisions herein and in the Loan Documents.  The Borrowing Base component of the Revolving Commitment shall be reduced by the Monthly Commitment Reduction, if applicable, pursuant to Section 2.6, on the first (1st) day of each month during the term hereof.  The obligation of the Borrower hereunder shall be evidenced by this Agreement and the Notes issued in connection herewith, said Notes to be as described in Section 2.2(a) hereof.  Notwithstanding any other provision of this Agreement, no Advance shall be required to be made hereunder if any Event of Default (as hereinafter defined) has occurred and is continuing or if any event or condition has occurred or failed to occur which with the passage of time or service of notice, or both, would constitute an Event of Default.  Irrespective of the face amount of the Notes, the Lenders shall never have the obligation to Advance any amount or amounts in excess of the Available Commitment or to increase the Borrowing Base.  Within the limit of the Revolving Commitment, the Borrower may borrow, repay and re-borrow under this Section 2.1 prior to the Maturity Date.”

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Section 2.3Amendment and Restatement of Schedule 2.01. Schedule 2.01, as previously attached to the Existing Credit Agreement, is hereby amended and restated in its entirety and replaced by new Schedule 2.01 attached as Exhibit A to this Amendment.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1 Effective Date. This Amendment shall become effective as of the date hereof when and only when:

(a)Amendment Documents. Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Administrative Agent and each Lender as required pursuant to the terms of the Credit Agreement, and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

(b)Certificates and Resolutions. Administrative Agent shall have received such certificates and resolutions or consents of the governing body of the Borrower authorizing the transactions described in this Amendment and certifying as to the completeness of the Organizational Documents of the Borrower.

(c)No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(d)Opinions of Counsel. Administrative Agent shall have received originally executed copies of the favorable written opinions of Borrower’s counsel opining as to such matters as Administrative Agent may reasonably request, dated as of the effectiveness of this Amendment and otherwise in form and substance reasonably satisfactory to Administrative Agent.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation

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or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c)The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by it of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i), to its knowledge, any Law, (ii) its Organizational Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon it, (b) result in the acceleration of any Indebtedness owed by it, or (c) result in or require the creation of any Lien upon any of its assets or properties except as expressly contemplated or permitted in the Loan Documents. Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to its knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in its respect in connection with the execution, delivery or performance by it of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of it, enforceable against it in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors ‘ rights and by general principles of equity.

ARTICLE V.

MISCELLANEOUS

Section 5.1 Release. In consideration of the amendments contained herein, Borrower hereby waives and releases each of the Lenders and the Administrative Agent from any and all claims and defenses, known or unknown, with respect to the Existing Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 5.2 Ratification and Affirmation. Borrower hereby acknowledges the terms of the Existing Credit Agreement, as amended, and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

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Section 5.3 Survival of Agreements. All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lenders’ obligations to Borrower are terminated.

Section 5.4 Authorization. The Lenders hereby authorize the Administrative Agent to execute any and all amendments to any Loan Documents deemed necessary by Administrative Agent to evidence the extension of the term of the Loan as described herein.

Section 5.5 Interpretive Provisions. Sections 1.2 and 1.3 of the Existing Credit Agreement are incorporated herein by reference herein as if fully set forth.

Section 5.6 Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.

Section 5.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Oklahoma.

Section 5.8 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. The Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

BORROWER:	PANHANDLE OIL AND GAS INC.,
an Oklahoma corporation

/s/ Paul Blanchard
By:Paul Blanchard
Title:President, CEO

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDERS:	BOKF, NA dba Bank of Oklahoma

By:/s/ Jeffrey Hall
Name:Jeffrey Hall
Title:Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDERS:	MIDFIRST BANK, as lender and Document
Agent

By: /s/ W. Thomas Portman
Name:W. Thomas Portman
Title:Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDERS:	BANCFIRST

By: /s/ Heather H. Whiteside
Name:Heather H. Whiteside
Title:Assistant Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDERS:	AMARILLO NATIONAL BANK

By: /s/ Rob Mansfield
Name:Rob Mansfield
Title:Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:	BOKF, NA dba Bank of Oklahoma

By: /s/ Jeffrey Hall
Name:Jeffrey Hall
Title:Senior Vice President

EXHIBIT A TO

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE 2.01

COMMITTED SUMS AND COMMITMENT PERCENTAGES

Lender	Committed Sums	Commitment Percentage
	(based off face amount of Notes)

BOKF, NA	$100,000,000.00	50.0000000%

MidFirst Bank	$ 50,000,000.00	25.0000000%

BancFirst	$ 34,615,384.62	17.3076923%

Amarillo National Bank	$ 15,384,615.38	7.6923077%

TOTAL	$200,000,000.00	100.0000000%